GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares
(as applicable) of the

Goldman Sachs High Yield Fund

Goldman Sachs High Yield Floating Rate Fund
(the “Funds”)

Supplement dated February 25, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2019, as supplemented to date

Effective immediately, Rachel C. Golder no longer serves as a portfolio manager for the Funds. Robert Magnuson continues to serve as a portfolio manager for the Goldman Sachs High Yield Fund, and Peter Campo continues to serve as a portfolio manager for the Goldman Sachs High Yield Floating Rate Fund.

Accordingly, effective immediately, all references to Ms. Golder in the Prospectuses, Summary Prospectuses and SAI will be deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SSFI23TBDSTK 02-20